UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

MCORPCX, INC.

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Address of Office)

(415) 526-2655

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

McorpCX, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders on November 9, 2017. At this meeting, shareholders were requested to: 1) elect a board of directors; 2) approve the annual extension of the McorpCX, Inc. Amended and Restated Stock Option Plan (the "Plan"); 3) ratify the appointment of MaloneBailey LLP as the Company's independent auditors for 2017; and 4) approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, all of which were described in more detail in the Company's Definitive Proxy Statement on Schedule 14A dated October 17, 2017 (the "Proxy Statement"). The results of the voting on the matters submitted to the Company's shareholders are as follows:

1.	Election of directors to hold office for the ensuring year.

All of the three nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Withheld	Abstentions and Broker Non-Votes
Michael Hinshaw	6,432,000	3,976,302	116,589
Nii A. Quaye	6,932,000	3,476,302	116,589
Matthew Kruchko	6,932,000	3,476,302	116,589

2.	Approval of the annual extension of the McorpCX, Inc. Amended and Restated Stock Option Plan.

The Plan was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
6,932,000	4,000	3,472,302	116,589

3.	Appointment of Independent Auditors.

The ratification of the appointment of MaloneBailey LLP as the Company's independent auditors for fiscal year 2017 was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
7,052,589	-	3,472,302	-

4.	Non-Binding Advisory Vote on Executive Compensation

The Company's shareholders approved on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
6,052,000	4,000	4,352,302	116,589

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

/s/ Michael Hinshaw

Michael Hinshaw

President and Chief Executive Officer

Date: November 15, 2017